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                                                                    Exhibit 99.3

                                 VISTA.COM, INC.
                          OPTION FOR PURCHASE OF STOCK
                        UNDER THE 1999 STOCK OPTION PLAN

     FOR VALUABLE CONSIDERATION, Vista.com, Inc. (the "Company"), does hereby grant to the individual named below (the "Optionee"), the Option ("Option"), to purchase the number of shares of common stock of the Company (the "Option Shares") for the exercise price per share set forth below, and the right to purchase the Option Shares under this Option shall accrue and vest according to the vesting schedule described below, all subject to the terms and conditions of the Company's 1999 Stock Option Plan (the "Plan"). By Optionee's signature below, Optionee acknowledges receipt of a copy of the Plan. The Terms and Conditions attached hereto summarize certain basic terms of the Plan, but in the event of any inconsistency between the Terms and Conditions and the Plan, Optionee agrees that the Plan shall control.

Optionee:

Type of Option              [ ]  Incentive Stock Option
                            [ ]  Nonqualified Stock Option
Number of Option Shares:
Exercise Price Per Share:   $__________
Date of Option Grant:
Term of Option:             10 years from Date of Grant
Vesting Schedule:           As provided in Section 7.4 of the Plan

     EXECUTED as of the Date of Option Grant.

                                        Vista.com, Inc.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------


                                        OPTIONEE


                                        ----------------------------------------


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                      TERMS AND CONDITIONS OF OPTION GRANT

                      OPTIONS ARE SUBJECT TO THE COMPANY'S
            1999 STOCK OPTION PLAN ("PLAN THE TERMS HEREOF AND OF ").

                                  STOCK OPTION

1. a. Any Option Shares that become purchasable ("vest") but are not purchased on a vesting date, may be purchased on any subsequent date, provided all Options for the purchase of Option Shares must be exercised within the time periods specified in Section 2 below.

     b. Optionees may have conditional purchase rights for Option Shares, whether vested or unvested, in the event of any Corporate Transaction (which includes certain changes of control of the Company), as described in the Plan.

2. All unvested Options shall expire upon any termination of Optionee's employment with or provision of services to the Company, whether voluntary or involuntary, or upon the death or disability of Optionee. Subject to the terms hereof, all vested Options (i.e., Options for which the right to purchase has accrued) shall expire at the earliest of the following:

     a. The earlier of the end of the Term of Option specified above or ten (10) years from the date hereof;

     b. Ninety (90) days after voluntary or involuntary termination of Optionee's employment, other than termination as described in subsection (c) or
(d) below;

     c. Immediately, upon termination of Optionee for Cause as defined in the Plan;

     d. Twelve (12) months after Optionee's death or Disability, or, in the case of Nonqualified Stock Options only, Retirement; or

     e. Immediately, upon the effective date of a Corporate Transaction as described in the Plan. However, if the Corporate Transaction does not occur, as described in the Plan, all Options that are terminated pursuant to this subsection (e) shall be reinstated as if no action with respect to any of said events had been contemplated or taken by any party thereto and all Options shall be returned to their position on the date of termination.

     Optionee agrees that all vested and unvested Options granted pursuant to this Option shall expire in accordance with the provisions of this paragraph 2 following involuntary or voluntary termination of Optionee's employment with, engagement by or services to the Company, as applicable, for any reason. Optionee hereby waives the right to recover as damages any vested or unvested stock options which expire according to this paragraph 2. This waiver shall include, but not be limited to, damages related to any claims Optionee may have against the Company to which Optionee may be entitled by virtue of employment with the Company or the termination of Optionee's employment, such as claims relating to employment rights and/or benefits.

3. This Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have accrued and vested hereunder, provided that such portions are in multiples of ten (10) shares if the Optionee holds vested portions for ninety-nine (99) or fewer shares and otherwise in multiples of one hundred (100) shares.

4. This Option shall be adjusted for recapitalizations, stock splits, stock dividends, and the like as described in the Plan.

5. This is not an employment contract and while the benefits, if any, of this Option are an incident of the Optionee's employment with the Company or provision of services to the Company, the terms and conditions of such employment or provision of services are otherwise wholly independent hereof.

6. This Option is not assignable, and may be exercised only by the Optionee or a person to whom the rights under the Option shall pass by will or the laws of descent and distribution.

7. The Optionee shall indicate Optionee's intention to exercise the Option hereby granted by notifying the Company in writing of such intention, indicating the number of shares Optionee intends to purchase and, within ten (10) days thereafter, paying


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to the Company an amount sufficient to cover the total Option price of such shares. Payment of the purchase price provided in this Option shall be made in cash or in accordance with such procedures for a "cashless exercise" as may be established from time to time by the Company and the brokerage firm, if any, designated by the Company to facilitate the exercise of options and sales of shares under the Plan.

8. If the Optionee, immediately prior to the grant of an Incentive Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the per share option price specified by the Board for the Incentive Stock Options granted hereunder shall be one hundred ten percent (110%) of the fair market value of the Company's stock on the date of grant and such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted, and notwithstanding any pricing or vesting terms hereof which appear at variance with the foregoing, all pricing and vesting terms hereof shall be deemed hereby to conform with the foregoing limitations. In lieu of the foregoing, the Optionee may elect to have this Option treated as a non-qualified stock Option pursuant to the original terms hereof

9. Notwithstanding the foregoing, no Option shall be exercisable unless and until all requirements imposed by or pursuant to Section 15.3 of the Plan are satisfied.

     SECTION 15.3 OF THE 1999 STOCK OPTION PLAN ("PLAN") DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE. AT THE PRESENT TIME THE PLAN IS NOT REGISTERED AND THE SHARES ISSUED UPON EXERCISE ARE NOT FREELY TRADABLE. THERE CAN BE NO ASSURANCE THAT THE SHARES WILL BE REGISTERED OR THAT ONCE REGISTERED THE REGISTRATION WILL BE MAINTAINED. IF THE SHARES ARE NOT REGISTERED OR THE REGISTRATION IS NOT MAINTAINED, THE OPTIONEE WILL NOT BE ABLE TO EXERCISE THIS OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF THIS OPTION. CONSEQUENTLY, THE OPTIONEE MIGHT NOT HAVE AN OPPORTUNITY TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE.

10. Set forth below is a brief summary as of the date of this Option of some of the federal and Washington tax consequences of exercise of an Incentive Stock Option ("ISO") or Nonqualified Stock Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     a. Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

     b. Exercise of ISO Following Disability. If the Optionee's Continuous Status as an Employee terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

     c. Exercise of Nonqualified Stock Option. There may be a regular federal income tax liability upon the exercise of a Nonqualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.


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     d. Disposition of Shares. In the case of an Nonqualified Stock Option, if
Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     e. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

11. This Option is granted pursuant to and is controlled by the Plan of the Company. Optionee, by execution hereof, acknowledges receipt of the Plan and acceptance of the terms and conditions of the Plan and of this document.

12. FOR CALIFORNIA RESIDENTS ONLY: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

13. If any provision of this Option is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this Option to the extent possible. In any event, all other provisions of this Option shall be deemed valid and enforceable to the full extent.


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